Exhibit 99.1
IPAA Oil & Gas Investment Symposium New York April 23, 2007

Disclosure This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Mariner assumes, plans, expects, believes, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Our forward-looking statements are generally accompanied by words such as "may", "will", "estimate", "believe", "expect", "anticipate", "potential", "plan", or other words that convey the uncertainty of future events or outcomes. Such forward-looking statements, which include our guidance estimates, involve known and unknown risks, uncertainties and other factors that may cause Mariner's actual results or plans to differ materially from those in the forward-looking statements. There can be no assurance that any guidance estimates can or will be achieved. The forward looking statements made in this presentation are based on the current beliefs of Mariner based on currently available information and assumptions that Mariner believes are reasonable. Mariner does not undertake any obligation to update estimates or other forward looking statements as conditions change or additional information becomes available. Investors are urged to read the Annual Report on Form 10-K for the year ended December 31, 2006 and other documents filed by Mariner with the Securities and Exchange Commission ("SEC") that contain important information including detailed risk factors. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Mariner uses the terms "probable," "possible" and "non-proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Unless otherwise stated, all well information in this presentation is presented on a gross or "8/8th's" basis and all production is presented net to Mariner's revenue interest. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mariner.

NYSE Listed: 1Q 2006 Market Cap: ~$1.9 Billion 2006 YE Proved reserves: 716 Bcfe 2006 Production: 80.5 Bcfe Number of Employees: 217 Overview Overview Overview Houston Midland Lafayette Deepwater Proved reserves: 130 Bcfe Production: 20.5 Bcfe World-class basin Subsea tieback expertise High-impact projects Shelf Proved reserves: 328 Bcfe Production: 50.8 Bcfe Underexploited asset base Field studies ongoing Exploration upside West Texas Proved reserves: 257 Bcfe Production: 9.2 Bcfe Infill drilling opportunities Cost control focus Long-life reserves

Corporate Cornerstones

Shelf Deepwater West Texas Sacramento Basin East 0.45 0.43 0.12 0.16 Shelf Deepwater West Texas Sacramento Basin East 0.46 0.18 0.36 0.16 Balance Proved: 716 Bcfe 2006 Reserves * Excludes $19.1 million for hurricane-related plugging and abandonment costs. $658 Million* 2007 Capital Budget Shelf Deepwater West Texas Sacramento Basin East 0.54 0.38 0.08 0.16 Probable: 302 Bcfe Exploration Development Other Sacramento Basin East 0.3 0.68 0.02 0.16 By Region By Category

Reserve Integrity Proved reserves fully-engineered by Ryder Scott 2004 2005 2006 Reserve Replacement 107 64 227 Probable Conv. & Revisions 49 14 38 2004 - 2006 Bcfe Proved reserves are solid Strong track record of probable conversions Positive reserve revisions

Efficient Growth 2004 2005 2006 Proved Reserves 238 338 716 Bcfe MMcfe/d Proved Reserves Average Daily Production 221 103 80 288-315 0 50 100 150 200 250 300 350 2004 2005 2006* 2007E 2007 Guidance Range * Includes 10 months of production for the Forest GOM assets from closing. Pro forma production for full 12 months would increase annual average by 22 MMcfe/d. 284 4Q06 Average

Efficient Growth 2004 2005 2006 Reserve Replacement Rate 184 444 208 RRR Forest Incremental 370 2004 2005 2006* Rolling 3-yr avg RRC 1.77 1.73 2.83 0.56 $/Mcfe Reserve Replacement Cost Rolling 3-yr Avg. % Reserve Replacement Rate Cost effective reserve additions Effect of Forest GOM acquisition.

$MM CAPEX $MM EBITDA (1) (1) See appendix for reconciliation of EBITDA. (2) Includes $25.2MM and $10.7MM of non-cash stock compensation in 2005 and 2006, respectively. (3) 2006 CAPEX excludes hurricane-related insurance receivables of $56.3MM. (4) 2007 CAPEX excludes hurricane expenditures of $19.1MM. Acquisitions and $28MM of capitalized hurricane-related expenditures for 2006. Efficient Growth 176 129 521 0 100 200 300 400 500 600 700 2004 2005 (2) 2006 (2) 501 200 658 149 253 600 0 100 200 300 400 500 600 700 2004 2005 2006 (3) 2007E (4)

2004 2005** 2006 Ave Daily Prod 5.73 4.44 6.38 Efficient Growth *See appendix for reconciliation of cash flow per share. **2005 cash flow affected significantly by hurricane activity. $/share Cash flow per share*

Opportunity Gulf of Mexico ~850,000 net acres 120+ prospects, ~4 year inventory Access to 7,000 blocks recent vintage 3-D seismic data Large scale GOM lease sales Underexploited shelf assets Successful track record West Texas ~32,000 net acres Over 800 drilling locations, ~5 year inventory 100% success rate to date

Access to over 7,000 blocks recent vintage 3D seismic data Volume agreements with four seismic providers Regional coverage over fields and prospects Mariner prospects Mariner prospects Regional Seismic Coverage

Extensive Exploration Prospect Inventory Deep Shelf Deepwater Subsalt Conventional Shelf 123 Prospects* ~9.1 Tcfe, gross potential ~4.5 Tcfe, net potential Mariner prospects * As of 11/2006 29 62 3 29 1.7 2.0 4.3 1.0 0.9 0.8 0.6 2.2

2002 2003 2004 2005 2006 Successful Wells 5 7 9 5 18 Unsuccessful Wells 5 6 8 7 8 69% 42% 53% 54% 50% Wells Drilled Successful GOM Track Record 78 wells drilled with 56% success rate

2007 GOM Drilling Program As of 3/28/2007

* Estimates of reserve potential are based on numerous assumptions, including, without limitation, assumptions with respect to gross reserves, geologic risks and working and net revenue interests, that Mariner believes are reasonable. These estimates are not estimates of proved, probable and/or possible reserves for any future periods. Reserve potential estimates are based on information, including the number and identity of wells, available as of the date of this presentation. Actual results may differ. Summation of the P25 and P75 numbers is statistically invalid, therefore the Total Program for those headings is not equal to the sum of the sub headings, Deepwater, Deep Shelf and Conventional Shelf. See also Disclosure at beginning of Presentation. Category P75 Mean P25 P75 Mean P25 Deepwater 220 310 380 30 83 120 (3 Projects) Deep Shelf 140 200 240 10 24 30 (4 Projects) Conventional Shelf 170 195 215 40 54 65 (16 Projects) Total Program 590 705 795 110 161 200 Gross Unrisked Potential* (Bcfe) Net Risked Potential* (Bcfe) 2007 GOM Exploration Program Statistical Reserve Potential*

2007 - 2010 MMS Lease Sale Opportunities Lease expirations 2007 - 2010 (> 3,200 "first available" blocks) Lease expirations 2007 - 2010 (> 3,200 "first available" blocks) Prospective OCS 205 Central Lease Sale (October 2007) Approximately 5,300 total leases available, including 900 "first available" Rare prospect expansion opportunity

Forest Transaction - Exceeding Expectations 2005 2006 Forest Year-End Reserves 306 60 2006 Production 298 Bcfe Audited Fully Engineered 358

Forest Transaction - Successes to Date Forest Transaction - Successes to Date Hurricane shut-in production restored (~40 MMcfe/d) HI 116: Net 1P-30 Bcfe, 2P-39 Bcfe; one exploration well WC 110: Net production increased from 11 MMcfe/d to 22 MMcfe/d; one development well, one exploration well HI A467: one development well, one exploration well Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date Upside: 200 - 350 Bcfe identified to date WC 110

Vermilion 380 • 3 drilling opportunities • Reserve potential: 23-35 Bcfe, net (2P) South Marsh Island 149 • 4 drilling opportunities • Reserve potential: 13-25 Bcfe, net (3P) High Island 415 & 467 • Plan to drill 3-5 wells in 2007 • Reserve potential: 14-25 Bcfe, net (2P) Note: Mariner is the operator on projects above. (2P) = proved + probable reserves; (3P) = proved + probable + possible reserves. South Pass 24 • 5 development/exploitation drilling locations • 13 recompletion projects • 20 recompletion candidates • 13 gas lift optimization projects • Reserve potential: 50-75 Bcfe, net (3P) Eugene Island 342 • 5 drilling opportunities • Reserve potential: 20-30 Bcfe, net (3P) Underexploited Shelf Asset Base West Cameron 110 Two 2007 successes 4+ drilling opportunities Reserve potential: 92-150 Bcfe, net (3P)

OCS 198 March 2006 ME high bid block 2007 deep shelf drilling commitment 50 - 100 Bcfe gross unrisked reserve potential 56% working interest Red Lion - Sabine Pass 9

Red Lion - Sabine Pass 9

2007 conventional shelf 3 - 5 well commitment 50 Bcfe gross unrisked reserve potential 50% working interest Eugene Island 342

Eugene Island 342

Deepwater History Deepwater History

2007 deepwater 1 - 2 well commitment 100 - 200 Bcfe gross unrisked reserve potential 40 - 50% working interest Magellan - East Breaks 424

Magellan - East Breaks 424

500 feet gross gas pay (235 feet net) Bass Lite Project

Mariner operated, 42.2% WI Umbilical utilizing optical fiber Tieback distance: 56 miles Water depth: 6,750 feet Modified Diamond Ocean America to work in 6,750 feet of water Development underway Devil's Tower Bass Lite Project

Northwest Nansen - East Breaks 558/602 Anadarko operated ME 33-50% WI Four completions Subsea tieback to Nansen First production target 1H 2008

2004 2005 2006 Proved Reserves 115 206 257 31,500+ net acres 5+ year drilling inventory with over 800 locations Economies of scale West Texas Wells Drilled (gross) Proved Reserves 50% CAGR 74% CAGR 2004 2005 2006 Wells Drilled (gross) 54 88 164

Unhedged Hedged 2007 63 37 Hedged 39-42% Unhedged 58-61% 2007 Risk Management Costless Collars: 13.44 Bcf @ $6.87 - $11.82 /MMBtu 2,033 MBbls @ $59.84 - $84.21 /Bbl Fixed Price Swaps: 15.09 Bcf @ $9.67 /MMBtu 628 MBbls @ $69.20 /Bbl 2008 Costless Collars: 11.76 Bcf @ $7.83 - $14.60 /MMBtu 1,195 MBbls @ $61.66 - $86.80 /Bbl Fixed Price Swaps: 2.91 Bcf @ $9.58 /MMBtu 992 MBbls @ $69.34 /Bbl 2007

Peer Comparison 2004 - 2006 Production Growth Source: Company 10-K Filings Peer Group: ATPG, BDE, CPE, EPL, SGY and WTI 2004 - 2006 Production Cost ME #3 #4 #5 #1 #2 #6 LOE + Prod. Tax + Transport 1.13 1.18 1.2 1.23 1.24 1.63 1.68 51 20 10 8 -2 46 -7 -10% 0% 10% 20% 30% 40% 50% #1 ME #2 #3 #4 #5 #6

#1 ME #3 #4 #2 #6 #5 Reserve Growth 2.45 3.39 4.14 4.77 5.92 8.46 Source: Company 10-K Filings Peer Group: ATPG, BDE, CPE, EPL, SGY and WTI NM= Not meaningful NM Peer Comparison (Cont.) 2004 - 2006 Reserve Replacement Cost 2004 - 2006 Reserve Replacement Rate #1 ME #3 #4 #2 #6 #5 Reserve Replacement Rate 4.59 4.51 2.15 1.33 1.29 0.77 -0.16

Appendix

Reconciliation of Non-GAAP Measure EBITDA means earnings before interest, income taxes, depreciation, depletion, amortization and impairments. Mariner believes that EBITDA is a widely accepted financial indicator that provides additional information about its ability to meet its future requirements for debt service, capital expenditures and working capital, but EBITDA should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. liquidity. liquidity. liquidity. liquidity. liquidity. liquidity. liquidity. liquidity.

Operating Cash Flow (OCF) is net income plus non-cash items such as deferred income tax, depletion, depreciation and amortization, ineffective portion of cash flow hedges, stock compensation expense and inventory impairment. Mariner believes that OCF is a widely accepted financial indicator that provides additional information about its ability to meet its future requirements for debt service, capital expenditures and working capital, but OCF should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Reconciliation of Non-GAAP Measure Reconciliation of Non-GAAP Measure